UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

RAINMAKER WORLDWIDE INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56311	82-4346844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

271 Brock Street, Peterborough, Ontario Canada	K9H 2P8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 334-3820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 26, 2023, Rainmaker Worldwide Inc. (the “Company”), consummated a Stock Purchase Agreement (the “SPA”) with Viva Industries Inc., an accredited investor (the “Buyer”), for the sale and issuance to the Buyer of 150,000 shares (the “Shares”) of Series A Preferred Stock, $0.001 par value for an aggregate of $150,000. The Buyer is a limited liability company partially owned by Michael Skinner who is the Company’s former CEO.

The Shares will be issued pursuant to the terms of the SPA.

The foregoing description of the SPA does not purport to be a complete description of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of the form of SPA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the disclosure set forth in Items 1.01 above is incorporated herein by reference. The issuances of securities in the Offering will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or By-laws

On June 1, 2023, the Company adopted a new class of Preferred Stock designated as Series A Preferred Stock. The Series A Preferred Stock is convertible into Common Stock of the Company and contains super voting rights with respect to the approval of certain actions that require shareholder approval. The rights and preferences of the Preferred Stock are governed by the Certificate of Designation for the Series A Preferred Stock which is attached as Exhibit 10.2. The foregoing description of the Certificate of Designation does not purport to be a complete description of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of the form of the Certificate of Designation, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Securities purchase Agreement

10.2	Certificate of Designation of series A preferred Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RAINMAKER WORLDWIDE INC.

Dated: June 1, 2023	By:	/s/ Michael O’Connor
	Name:	Michael O’Connor
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer

3